EXHIBIT 32.2



                           CERTIFICATION PURSUANT TO


                            18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Burrow Mining, Inc. (the "Company") on Form 10-QSB/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Heather M.T. Ho, Treasurer, Secretary and Director of Burrow Mining, Inc., certify, pursuant to 18 U.S.C. {section}1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                      /s/ Heather M.T. Ho
                                     _____________________
                                     Heather M.T. Ho
                                     Treasurer, Secretary and Director
                                     Principal Financial Officer
                                     Date: September 11, 2008